PREFERRED LIMITED PARTNERS' EQUITY	12 Months Ended
Dec. 31, 2019
Disclsoure of Preferred Limited Partners Equity [Abstract]
PREFERRED LIMITED PARTNERS' EQUITY
17. PREFERRED LIMITED PARTNERS’ EQUITY
Brookfield Renewable’s preferred limited partners’ equity comprises of Class A Preferred Units as follows:

(MILLIONS, EXCEPT AS NOTED)	Shares outstanding	Cumulative distribution rate (%)	Earliest permitted redemption date	Distributions declared for the year ended December 31		Carrying value as at
				2019	2018	December 31, 2019	December 31, 2018
Series 5 (C$72)	2.89	5.59	April 2018	$3	$4	$49	$49
Series 7 (C$175)	7.00	5.50	January 2021	7	7	128	128
Series 9 (C$200)	8.00	5.75	July 2021	9	9	147	147
Series 11 (C$250)	10.00	5.00	April 2022	9	9	187	187
Series 13 (C$250)	10.00	5.00	April 2023	10	9	196	196
Series 15 (C$175)	7.00	5.75	April 2024	6	—	126	—

	44.89			$44	$38	$833	$707

On March 11, 2019, Brookfield Renewable issued 7,000,000 Class A Preferred Limited Partnership Units, Series 15 (the “Series 15 Preferred Units”) at a price of C$25 per unit for gross proceeds of C$175 million ($131 million). Brookfield Renewable incurred C$6 million ($5 million) in related transaction costs inclusive of fees paid to underwriters. The holders of the Series 15 Preferred Units are entitled to receive a cumulative quarterly fixed distribution yielding 5.75% for the initial period ending April 30, 2024. Thereafter, the distribution rate will be reset every five years at a rate equal to the greater of: (i) the
5-year
Government of Canada bond yield plus 3.94%, and (ii) 5.75%.
The holders of the Series 15 Preferred Units will have the right, at their option, to convert their Series 15 Preferred Units into Class A Preferred Limited Partnership Units, Series 16 (the “Series 16 Preferred Units”), subject to certain conditions, on April 30, 2024 and on April 30 every five years thereafter. The holders of Series 16 Preferred Units will be entitled to receive floating rate cumulative preferential cash distributions equal to the sum of the three month Government of Canada Treasury Bill rate plus 3.94%.
As at December 31, 2019, none of the Class A, Series 5 Preferred Limited Partnership Units have been redeemed.
In July 2019, Brookfield Renewable announced that the Toronto Stock Exchange had accepted a notice of its intention to commence a normal course issuer bid in connection with the outstanding Class A Preferred Limited Partnership Units. Under this normal course issuer bid, Brookfield Renewable is permitted to repurchase up to 10% of the total public float for each respective series of its Class A Preference Units. Repurchases were authorized to commence on July 9, 2019 and terminated on July 8, 2020.
During the first quarter of 2020, Brookfield Renewable issued 8,000,000 Class A Preferred Limited Partnership Units, Series 17 (the “Series 17 Preferred Units”) at a price of $25 per unit for gross proceeds of $200 million. The holders of the Series 17 Preferred Units are entitled to receive a cumulative quarterly fixed distribution yielding 5.25%.
In July 2020, the Toronto Stock Exchange accepted notice of Brookfield Renewable’s intention to renew the normal course issuer bid in connection with the outstanding Class A Preferred Limited Partnership Units for another year to July 8, 2021, or earlier should the repurchases be completed prior to such date. Preferred unitholders may receive a copy of the Notice of Intention for the normal course issuer bid, free of charge, by contacting Brookfield Renewable.